================================================================================
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                 Annual Report
                               Tax-Efficient Funds
--------------------------------------------------------------------------------
                                February 29, 2000
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REPORT HIGHLIGHTS
================================================================================
TAX-EFFICIENT FUNDS
-------------------
     * Stocks rose and bond prices fell during the 6- and 12-month periods ended February 29.
     *    The   Tax-Efficient   Balanced  Fund   delivered   solid  returns  and
          outperformed both of its benchmarks despite weakness in the bond market.
     * The Tax-Efficient Growth Fund posted strong performance over the past six months and since inception, exceeding the return of the S&P 500 Stock Index.
     * The outlook for stocks remains favorable given strong earnings growth and attractive valuations outside the technology sector; municipal bonds offer extraordinarily high taxable-equivalent yields.

UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS
-------------------
     Technology stocks continued their impressive surge during the 12 months ended February 29, but rising interest rates took a toll on bonds and also many stocks. The Federal Reserve, drawing a line in the sand against potential inflationary pressures, raised interest rates four times during the period. Bond prices, helped by Treasury debt buybacks, began to recover in early 2000. In this environment, both the Tax-Efficient Balanced and Tax-Efficient Growth funds delivered strong performance. The Tax-Efficient Growth Fund was launched on July 30, 1999, and the shareholder reports on both funds will now be combined.

MARKET ENVIRONMENT
------------------
     The Federal Reserve demonstrated its determination to slow economic growth to a more sustainable pace with a series of quarter-point increases in the key federal funds rate beginning on June 30. The persistently strong U.S. economy grew more than 6% in the second half of 1999. Corporate profits have been robust, driven by consumer demand, business technology investment, and a recovery in U.S. exports. But the Fed is concerned that current levels of demand and employment growth could foster inflationary conditions if left unchecked. At its March 21 meeting, after the end of our reporting period, the Federal Open Market Committee raised the federal funds rate a fifth time, by another quarter point, to 6%. More rate hikes seem likely in the months ahead.

     *********************************************************************

             30-Year AAA          5-Year AAA            1-Year Moody's
          General Obligation   General Obligation    Investment Grade 1 Note
          ------------------   ------------------    -----------------------
2/28             4.99                3.78                   3
                 5.04                3.83                   3.15
                 5.08                3.85                   3.2
5/31             5.16                4                      3.2
                 5.33                4.33                   3.5
                 5.41                4.3                    3.55
8/31             5.6                 4.4                    3.75
                 5.7                 4.43                   3.75
                 5.89                4.58                   3.95
11/30            5.87                4.53                   3.95
                 5.93                4.68                   4.1
                 6.03                4.9                    4.1
2/29             5.9                 4.94                   4.2

     *********************************************************************

     Interest rates and municipal bond yields rose in response to the strong economy and the Fed's rate hikes. After outperforming taxable bonds during the first half of 1999, municipals lost ground in the second half, and lower-quality tax-exempt securities, in particular, did poorly. Year-end was particularly challenging for municipal bond funds due to a confluence of events. Municipals began to weaken when some buyers fled into higher-yielding corporate bonds. In the fourth quarter, normally strong demand from retail investors waned because of competition from the surging stock market and from tax-loss selling at year-end. One factor that aided municipals in 1999 was the relatively light supply of new issues, down 21% from the previous year.

     Our fiscal year ended on a positive note, however, as bond prices climbed and long-term municipal yields fell in February along with long-term Treasury yields. The rally began when the Treasury announced its intention to further reduce outstanding debt by repurchasing Treasury bonds. The markets seemed taken by surprise, and investors scrambled to discern which maturities would be most affected and searched for alternative securities. Long-term Treasury yields plunged, making long-term tax-free yields even more attractive by comparison.

     In the equity market, so-called New Economy stocks -- those involved in technology, telecommunications, and the Internet -- seemed unstoppable over the past 12 months. Even in early 2000, as blue chip indexes such as the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index declined from their year-end records, the technology-dominated Nasdaq Composite soared to a new record on February 29. Investors seemed to feel that traditional companies -- including steady growers and those that are more economically sensitive N belonged to what has come to be known as the Old Economy and were, therefore, more vulnerable to Fed rate hikes. Less risk was perceived in New Economy stocks because business spending on technology was expected to rise regardless of the economy. Many of these companies have been able to finance their growth by issuing stock instead of borrowing money. Companies involved in the semiconductor, software, networking, and wireless industries were among the best performers.

     The performance of blue chip market indexes over the past 12 months was consistent with historical averages but paled in comparison with their outstanding returns of recent years. By contrast, the Russell 2000 Index of smaller companies sprang to life during the period, but it, too, was led by technology and Internet stocks. An entire swath of the market was left behind. Many financial stocks were weak, including Fannie Mae, Freddie Mac, Mellon Bank, and the giant insurer American International Group. Financial shares typically suffer when the Fed is raising rates, and insurance companies were also hurt by intense price competition in the property and casualty business. Political and patent-expiration concerns also affected big pharmaceutical stocks. Drug stocks revived partially in late January, as President Clinton did not emphasize any new initiatives on drug-price controls in his State of the Union speech. Since the president's proposal last year to extend a prescription drug benefit to Medicare recipients, investors have been concerned about the potential for government interference in drug pricing. Biotechnology stocks, however, joined Internet stocks as the focus of unbridled investor enthusiasm in the past year.

     Recently, investors have begun to question the sharp distinction -- and the huge disparity in valuations -- between the New Economy and Old Economy stocks. Investors have redoubled their efforts to identify traditional companies that could turn the development of the Internet to their advantage.

TAX-EFFICIENT BALANCED FUND
---------------------------

================================================================================

    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 2/29/00               6 Months       12 Months
    ---------------------               --------       ---------
    Tax-Efficient Balanced Fund           8.14%         10.42%
    Lipper Balanced Funds Average         3.53           7.27
    Combined Index Portfolio *            2.11           4.61

     * An unmanaged portfolio of 48% stocks (S&P 500 Stock Index) and 52% bonds (Lehman Municipal Bond Index).

================================================================================

     The Tax-Efficient Balanced Fund delivered solid returns for the 6- and 12-month periods, despite the drop in bond prices. Performance was even better in comparison with our peer group average and the combined index portfolio because of our stock selection and emphasis on growth stocks. Results versus the Lipper category were especially gratifying since most balanced funds have more equity exposure than ours. (The fund is required to keep 50% of assets in municipal securities to retain the tax-advantaged status of its municipal bond income.) We also enhanced returns relative to the Lipper average with our portfolio management decisions on the bond side. Your fund ranked in the top third of all balanced funds based on total return during the 12 months ended March 31 and in the top 20% since inception, according to Lipper Inc. (For the year ended March 31, the fund ranked 137th out of 458 balanced funds, according to Lipper data. Since inception on June 30, 1997, the fund ranked 57th out of 346 balanced funds. Past performance is no guarantee of future results.)

================================================================================

    EQUITY PORTFOLIO CHARACTERISTICS
    --------------------------------
                                  Tax-Efficient
    As of 2/29/00                 Balanced Fund        S&P 500
    -------------                 -------------        -------
    Earnings Growth Rate
    Estimated Next 5 Years *          19.2%             14.5%
    Profitability - Return on
    Equity Latest 12 Months           26.5              24.4
    Dividend Yield on Stocks           0.6               1.2
    P/E Ratio (Based on Next 12
    Months' Estimated Earnings)       34.1X             26.2X
    Market Capitalization (mil)      99,851            99,851

     * Earnings forecasts are based on estimates by I/B/E/S International and are in no way indicative of future investment returns.

================================================================================

     In addition, the benchmark performance figures represent pretax returns. Taxable investors would have experienced lower after-tax returns from traditional balanced funds because they do not invest in municipal bonds and few use tax-efficient strategies. By contrast, the Tax-Efficient Balanced Fund was 98.8% tax- efficient (after tax return divided by pretax return) for investors in the 39.6% federal tax bracket during the fiscal year. We made a modest taxable dividend distribution at calendar year-end and have not made any capital gain distributions in the fund's history. The fund should remain highly tax-efficient going forward. We carefully monitor material losses in the portfolio and have built a loss carryforward of about $1.1 million, or over 2.6% of the fund's asse ts. This carryforward will be used in the future to offset any capital gains that the fund incurs.

     Our investment approach is stable and we have not initiated any major changes in our strategy. The equity portfolio is broadly diversified and structured similarly to other growth funds1, but does have some distinctive characteristics. We usually invest in large companies -- our market capitalization is in line with that of the S&P 500 but is bigger than the average growth fund. However, the portfolio does have mode st exposure to smaller companies. The equity portfolio has higher return on capital and profitability than the S&P 500 and other growth fu nds, as well as a higher price/earnings (P/E) ratio, a higher anticipated long -term growth rate, and a lower yield. We look for companies that have strong market positions, good growth prospects, and reasonable valuat ions. Our greater P/E ratio reflects the superior return on capital as well as our focus on investing in established market leaders and companies with strong and defensible competitive advantages. Our beta (a measure of volatility) is about the same as that of other growth funds, but higher than the S&P 500's.

        ****************************************************************

     1 Comparisons to the Lipper Growth Fund Index use calculations by T. Rowe Price based on the most current available data from Lipper Inc.

================================================================================

     Technology remains the largest sector in the equity portfolio, and has increased in the last six months largely because of strong performance. Our holdings are established, market-leading companies that are innovative and well positioned. We have avoided more speculative and less seasoned companies. A buy-and-hold strategy served us well as we allowed our winners to run as long as their fundamentals remained sound. The equity portfolio's four largest holdings are technology companies: Intel, Cisco, Microsoft, and Oracle. All but Microsoft were top contributors over the past six months. Although the sector has extremely strong prospects and fundamentals, its extraordinary recent performance has left most of the market leaders fairly valued. We remain overweighted in technology stocks relative to the S&P 500 and other growth funds but do not expect to add materially to this sector as we see better opportunities elsewhere.


        ****************************************************************

     [Sector Diversification Pie chart shown here as follows; Investment Grade Municipal Bonds, 43%; Noninvestment Grade Municipal Bonds, 5%; Large-Cap Stocks, 46%; Mid- and Small-Cap Stocks, 2%; Other and Reserves, 4%.]

        ****************************************************************

     Our second and third largest sectors are financial services and health care, respectively. Both present favorable risk versus reward opportunities for long-term investors. Valuations are low since both sectors face some short-term challenges, as discussed in the market environment section. Our financial services stocks compose about 16% of the equity portfolio and are generally niche companies that dominate their respective areas and generate attractive returns on capital. Representative holdings include Fannie Mae, Northern Trust, and American Express. Our health care holdings are largely pharmaceutical and medical device companies, such as Merck, Johnson & Johnson, and Pfizer, and compose about 11% of the equity portfolio. Favorable demographics and continued innovation by leading companies make us optimistic about these investments.
Attractive valuations among our financial services and health care holdings should more than compensate for their attendant risks.

     The fixed income segment outperformed the average long-term municipal fund over the past 6- and 12-month periods, but lagged the returns of the shorter-duration and higher-quality Lehman Municipal Bond Index. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of seven years would fall or rise about 7% in price in response to a one-percentage-point rise or fall in interest rates.) Performance benefited from our decision late last year to reduce duration while adopting a "barbell" strategy -- shifting a portion of assets from intermediate to long-term maturities of 20 years or more but also raising cash reserves in anticipation of industry-wide redempt ions, which did in fact take place. While many of our below investment-grade holdings underperformed the market, we mostly avoided the poorly performing hospital sector. We increased exposure to the nuclear utility sector as attractively priced new issues came to market in the past six months.

TAX-EFFICIENT GROWTH FUND
-------------------------

================================================================================

    PERFORMANCE COMPARISON
    ----------------------                          Since Inception
    Periods Ended 2/29/00              6 Months             7/30/99
    ---------------------              --------     ---------------
    Tax-Efficient Growth Fund           11.75%           10.30%
    Lipper Growth Funds Average         21.94            21.34
    S&P 500 Stock Index                  4.11             3.59

================================================================================

     Your  fund  delivered  solid  results  over the past six  months  and since inception on July 30, 1999 (seven months ago). Performance in both periods exceeded that of the S&P 500, as shown in the table, but trailed that of the Lipper Growth Funds Average. Our approach is less aggressive than that of most other growth funds, but more aggressive than the S&P 500, as discussed later in this section. We have avoided more speculative and less seasoned companies, particularly in the technology sector. In addition, some of our Old Economy companies experienced operational disappointments that we think will prove short-lived. As a tax-efficient fund we have longer time horizons and focus on after-tax returns rather than pretax returns. Many aggressive growth funds have annual portfolio turnover rates of 100% or more, meaning they hold their securities, on average, for a year or less. These strategies may produce strong pretax returns, but are unlikely to provide good after-tax returns in the long run. Accordingly, results over shorter time periods will differ from those of growth funds that are not managed with tax efficiency as an objective. Our goal is to generate long-term returns that are competitive on a pretax basis, as well, and our experience over the past two-and-a-half years with our tax-efficient strategy is encouraging. Our thesis is that investors need not sacrifice performance in the pursuit of tax efficiency, and that therefore this strategy is also appropriate for tax-deferred accounts.

     Since inception, we have made no distributions, so our after-tax returns are the same as our pretax returns. Thus our tax efficiency (after tax return divided by pretax return) since inception is 100%. Going forward, we expect to make modest dividend distributions, though we hope to avoid capital gain distributions for as long as possible. The portfolio has a yield of about 0.7% since we generally avoid higher-yielding and slower-growing companies. We have built a loss carryforward of about $2.7 million (over 3.7% of fund assets) that will be used to offset future capital gains. We have this loss carryforward for two reasons. The first is that we have made some mistakes and it is best to acknowledge them, realize the loss (that is, sell a stock that has fallen in value), and move on. The second is that even when a company's long-term prospects remain strong but the stock has declined, we give strong consideration to selling the stock and reevaluating it after 30 days (due to IRS rules on writing off capital losses.) We conduct this analysis because losses are valuable and will enhance our tax efficiency over time. This represents an important distinction between your fund and those not managed for tax efficiency.

================================================================================

    PORTFOLIO CHARACTERISTICS
    -------------------------
                                  Tax-Efficient
    As of 2/29/00                   Growth Fund        S&P 500
    -------------                   -----------        -------
    Earnings Growth Rate
    Estimated Next 5 Years *            18.0%           14.5%
    Profitability - Return on
    Equity Latest 12 Months             26.5            24.4
    Dividend Yield on Stocks             0.7             1.2
    P/E Ratio (Based on Next 12
    Months' Estimated Earnings)         30.6X          26.2X
    Market Capitalization (mil)        64,818         99,851

     * Earnings forecasts are based on estimates by I/B/E/S International and are in no way indicative of future investment returns.

================================================================================

     Our strategy has been consistent. We take market prices as given and try to build the best long-term buy -and-hold portfolio we can based on company fundamentals and current valuation s. The portfolio is broadly diversified with market-leading companies. We do not time the market and, therefore, we keep the portfolio fully invested. Over the long run, market timing is a poor strategy since it is impossible to forecast the direction of the market. The fund's cash position is about 1% of net assets.

     The portfolio's fundamental characteristics are generally consistent with those of other growth funds2, with some distinctive aspects including a higher return on equity. Our beta (a measure of volatility) is lower than other growth funds but higher than that of the S&P 500. Over the last six months, the most volatile stocks have dramatically outperformed the rest. Companies with the highest projected growth rates have performed extremely well. Our investment approach is to buy market-leading, consistent growers instead of focusing on those with the most spectacular growth rates. This is reflected in the 18% estimated earnings growth rate of our holdings and their average price/earnings (P/E) ratio of 30.6, both of which are slightly less than other growth funds but greater than the S&P 500. Valuation considerations are an important part of our investment process. Many rapidly growing companies are less attractive on a risk/reward basis than companies with strong but more moderate and sustainable growth rates. The portfolio does have a higher price/book value ratio than the index. This reflects our belief in the increasing returns on intellectual property and our avoidance of capital intensive businesses. We have invested in smaller companies than those in the index but larger than those in other growth funds. Our investment-weighted median market capitalization is about $65 billion versus about $40 billion for the competing funds. (Market capitalization is defined as shares outstanding multiplied by share price.)

     Technology  is our  largest  sector at 38% of net  assets.  Most of our top contributors over the past six months were technology stocks, as shown in the table on page 15. The fundamentals have been fantastic and the recent performance extraordinary for most leading companies in this area. However, the market has done a good job of fairly valuing most of the companies in this sector, even accounting for the strong business environment and bright future prospects. The fund's technology investments are in established leaders that are innovative and well positioned. We expect to keep technology as our largest sector but remain underweighted relative to other growth funds. Six of our top 10 positions are technology stocks, due in part to their strong appreciation. Representative holdings include Cisco, In tel, Microsoft, Oracle, and Sun Microsystems. All but Microsoft were top contributors over the past six months. Others included Symbol Technologies (a maker of wireless electronic devices), communications chip maker Texas Instruments, telecom equipment provider Ericsson, semiconductor equipment maker Applied Materials, and Corning, the leader in fiber optic cables.

================================================================================

     2 Comparisons to the Lipper Growth Fund Index use calculations by T. Rowe Price based on the most current available data from Lipper Inc.

================================================================================

     The financial services sector, our second largest at 18% of assets, combines attractive valuations with strong long-term business prospects. Several companies are trading at nearly half of their normal valuations relative to the market due to concerns about rising interest rates and other short-term factors. We have largely avoided the most commoditized areas of the financial services sector, such as the traditional lenders. We also have only modest exposure to insurance companies. But we have invested in market leaders that have strong and profitable niches, including Fannie Mae, Freddie Mac, North ern Trust, and State Street. We are overweighted in this sector compared with other growth funds and the S&P 500 because it offers a highly favorable risk/reward relationship. Our holdings in this area are growing earnings at a slightly lower rate than the companies of the index but have high returns on capital and good prospects.


        ****************************************************************

     [Sector Diversification Pie chart shown here as follows;  Technology,  38%;
Financial,   18%;  Health  Care,  13%;   Consumer   Nondurables,   7%;  Consumer
Discretionary, 7%; Retail, 6%; Business Services, 4%; All Other, 7%.]

        ****************************************************************

     Health care is our third-largest sector at 13% of assets. Our investments are mostly in pharmaceutical and medical device manufacturers. The short-term fundamentals for most drug companies are more challenging than in recent years, but their long-term outlook remains bright. Several of our worst performers were pharmaceutical companies. Their valuations are at a material discount to historical levels, giving us a strong incentive to assume the risk that the market is being overly pessimistic. This is a good opportunity for investors with longer-term horizons. We believe that companies such as Merck, Johns on & Johnson, Medtronic, and Pfizer will be successful long-term investments.

     Our long-term investment focus provides a large opportunity, especially when other investors are determined to react to short-term events. When we have an investment that has appreciated in value and has good long-term prospects but may be going through a period of adversity, we have the patience to hold on while those with shorter time horizons might sell the position and look for stocks that are "working now." These investors must be correct not only in finding a better alternative, but also in their assessment that they are getting a good price for their original investment in light of its longer-term fundamentals. If their original investment is not, in fact, overvalued, and if the alternative is not undervalued, these investors would, in effect, be "selling low" to "buy high." The odds against this exercise get even longer for investors in taxable accounts, who incur capital gains taxes on these trades. Frequent repetition of such trading only reduces the probability of success.

OUTLOOK
-------

     Despite the market's high overall valuations, there is no shortage of attractively valued, market-leading companies with high and sustainable returns on capital. The recent narrowness of the market advance presents investors with an opportunity to purchase good companies with strong long-term prospects at reasonable prices. However, many investors find it difficult to focus on fundamentals when the latest dot-coms produce startling short-term returns and are the center of media attention. Investors have embraced risk in the hope of finding the next Cisco or Oracle and have become temporarily disenchanted with companies that offer good but more moderate earnings growth. As a result, we are finding many investment opportunities outside the favored technology sector. At the same time, technology spending by businesses and consumers should remain strong, fueled by the Internet and the growth of wireless applications, and both funds are positioned to benefit from these trends.

     We think that the New Economy will displace less of the Old Economy than many expect and, indeed, that the line separating what is "new" from what is "old" will blur. Strong and insightful managements will use the tools of the New Economy to make their businesses more efficient and stronger, so that they may not only deliver greater value to consumers but also earn good profits. Global consumer companies with good long-term growth prospects are underappreciated and attractively valued. These companies not only have strong brands but also scale advantages over their competitors.

     Municipal prices have built up some momentum after their February gains. Light municipal supply to date continues to benefit our segment of the fixed income market. The Fed is likely to succeed in its goal of containing inflation, and any slowdown in economic growth as a result of Fed tightening should bode well for bonds. We expect states and municipalities to continue benefiting from rising tax revenues, and as such we are likely to increase our holdings of general obligation bonds in the months ahead. Yields on municipal bonds are extremely attractive compared with taxable yields, providing investors in the balanced fund tax-free income at bargain prices.

Respectfully submitted,

/s/

William F. Snider
Cochairman of the Investment Advisory Committee, Tax-Efficient Balanced Fund

/s/

Donald J. Peters
Cochairman of the Investment Advisory Committee, Tax-Efficient Balanced Fund Chairman of the Investment Advisory Committee, Tax-Efficient Growth Fund

March 27, 2000

              *****************************************************

     EFFECTIVE APRIL 1, 2000, HUGH D. MCGUIRK BECAME COCHAIRMAN OF THE INVESTMENT ADVISORY COMMITTEE OF THE TAX-EFFICIENT BALANCED FUND, RESPONSIBLE FOR DAY-TO-DAY MANAGEMENT OF THE FUND'S MUNICIPAL BOND PORTFOLIO. MR. MCGUIRK, WHO HAS BEEN INVOLVED IN THE TAX-EXEMPT BOND MANAGEMENT PROCESS WITH T. ROWE PRICE SINCE 1993 AND HAS BEEN MANAGING INVESTMENTS SINCE 1997, ALSO HEADS THE MARYLAND, VIRGINIA, AND GEORGIA TAX-FREE BOND FUNDS. HE SUCCEEDS WILLIAM F. SNIDER, WHO STEPPED DOWN AS COCHAIRMAN OF THE COMMITTEE TO PURSUE INTERESTS OUTSIDE OF T. ROWE PRICE.

     This updates the Portfolio Management section of the Tax-Efficient Balanced Fund prospectus dated July 1, 1999.

================================================================================

T. Rowe Price Tax-Efficient Funds
---------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
LARGEST HOLDINGS
----------------
TAX-EFFICIENT BALANCED FUND
---------------------------
                                Percent of                            Percent of
                                Net Assets                            Net Assets
                                   2/29/00                               2/29/00
STOCKS
------
Intel                                2.2%
Cisco Systems                        2.1
Microsoft                            1.7
Oracle                               1.5
GE                                   1.5
Hewlett-Packard                      1.5
Maxim Integrated Products            1.5
Texas Instruments                    1.4
Linear Technology                    1.0
LM Ericsson                          1.0
Total                               15.4%

BONDS
-----
Massachusetts Water Pollution
Abatement Trust                      2.4%
Florida Board of Education           2.3
West Virginia                        2.3
Michigan State Hospital
Finance Authority                    2.3
Dallas County Utility
     and Reclamation                 2.2
Houston Water and Sewer System       2.1
Metropolitan Pier and
     Expo Authority                  2.0
Intermountain Power Agency           2.0
Virginia College Building Authority  1.5
Pennsylvania Intergovernmental
Cooperative Authority                1.2
Total                               20.3%

================================================================================

T. Rowe Price Tax-Efficient Funds
---------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
SECTOR DIVERSIFICATION
----------------------
TAX-EFFICIENT BALANCED FUND
---------------------------
                                            Percent of    Percent of
                                            Net Assets    Net Assets
                                               8/31/99       2/29/00
                                               -------       -------
STOCKS
------
Technology                                       15%            22%
Financial                                         8              8
Health Care                                       8              6
Retail                                            3              3
Consumer Discretionary                            3              3
Consumer Nondurables                              5              3
Industrial                                        2              2
All Other                                         4              2
Total                                            48%            49%

BONDS AND RESERVES
------------------
Dedicated Tax Revenue                             6%             7%
Nuclear Revenue                                   4              7
General Obligation - State                        7              6
Hospital Revenue                                  4              6
Housing Finance Revenue                           4              5
Water and Sewer Revenue                           3              5
Electric Revenue                                  4              2
Educational Revenue                               3              2
Lease Revenue                                     3              2
Life Care/Nursing Home Revenue                    1              2
All Other                                         9              3
Reserves                                          4              4
Total                                            52%            51%

================================================================================

T. Rowe Price Tax-Efficient Funds
---------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
TAX-EFFICIENT GROWTH FUND
-------------------------
                                                 Percent of
                                                 Net Assets
                                                    2/29/00
--------------------------------------------------------------
Cisco Systems                                           4.2%
--------------------------------------------------------------
Intel                                                   3.6
--------------------------------------------------------------
Microsoft                                               3.3
--------------------------------------------------------------
Oracle                                                  2.5
--------------------------------------------------------------
GE                                                      2.3
--------------------------------------------------------------
Freddie Mac                                             2.0
--------------------------------------------------------------
Wal-Mart                                                2.0
--------------------------------------------------------------
Fannie Mae                                              1.9
--------------------------------------------------------------
Texas Instruments                                       1.9
--------------------------------------------------------------
Lucent Technologies                                     1.7
--------------------------------------------------------------
Citigroup                                               1.6
--------------------------------------------------------------
USTrust                                                 1.6
--------------------------------------------------------------
Symbol Technologies                                     1.6
--------------------------------------------------------------
Merck1.5
--------------------------------------------------------------
Hewlett-Packard                                         1.5
--------------------------------------------------------------
Mellon Financial                                        1.5
--------------------------------------------------------------
Home Depot                                              1.5
--------------------------------------------------------------
Northern Trust                                          1.4
--------------------------------------------------------------
Sun Microsystems                                        1.3
--------------------------------------------------------------
Johnson & Johnson                                       1.3
--------------------------------------------------------------
State Street                                            1.3
--------------------------------------------------------------
Time Warner                                             1.3
--------------------------------------------------------------
Applied Materials                                       1.3
--------------------------------------------------------------
Pfizer                                                  1.2
--------------------------------------------------------------
Marsh & McLennan                                        1.2
--------------------------------------------------------------
Total                                                  46.5%

Note: Table excludes reserves.

================================================================================

T. Rowe Price Tax-Efficient Funds
---------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE
--------------------------------------------------------
TAX-EFFICIENT GROWTH FUND
-------------------------
                                  6 Months Ended 2/29/00
TEN BEST CONTRIBUTORS
---------------------
Oracle                                 22   cents
Cisco Systems                          22
Symbol Technologies                    12
Intel                                  11
Texas Instruments                      10
LMEricsson                              9
Sun Microsystems                        9
Applied Materials                       9
Corning *                               9
US Trust                                7
Total                                 120  cents

TEN WORST CONTRIBUTORS
----------------------
Johnson & Johnson                     -5   cents
Freddie Mac                            5
Schering-Plough                        4
Mattel **                              4
Fannie Mae                             3
Avon                                   3
Xerox **                               3
Bank of America **                     3
Coca-Cola                              3
Bristol-Myers Squibb                   3
Total                                -36   cents

     *    Position added
     **   Position eliminated

================================================================================

T. Rowe Price Tax-Efficient Funds
---------------------------------
PERFORMANCE COMPARISON
----------------------
     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

             Combined Index     Tax-Efficient
                Portfolio       Balanced Fund
                ---------       -------------
6/97              10000             10000
2/98              11316             11496
2/99              12807             13157
2/00              13398             14528

        *****************************************************************

                                  Lipper Growth      Tax-Efficient
                S&P 500           Funds Average       Growth Fund
                -------           -------------       -----------
7/99             10000               10000               10000
2/00             10359               12134               11030


AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                     Since  Inception
Periods Ended 2/29/00                    1 Year  Inception       Date
---------------------                    ------  ---------       ----
Tax-Efficient Balanced Fund              10.42%     15.03%    6/30/97
Tax-Efficient Growth Fund                   --      10.30     7/30/99

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price Tax-Efficient Balanced Fund
-----------------------------------------
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                                     Year                       6/30/97
                                    Ended                       Through
                                  2/29/00        2/28/99        2/28/98
NET ASSET VALUE
Beginning of period              $  12.72       $  11.34       $  10.00
---------------------------------------------------------------------------
Investment activities
  Net investment income (loss)       0.25*          0.24*          0.15*
  Net realized and
  unrealized gain (loss)             1.06           1.38           1.34
---------------------------------------------------------------------------
  Total from
  investment activities              1.31           1.62           1.49
---------------------------------------------------------------------------
Distributions
  Net investment income             (0.27)         (0.24)         (0.15)
---------------------------------------------------------------------------
NET ASSET VALUE
End of period                    $  13.76       $  12.72       $  11.34

Ratios/Supplemental=Data===================================================
Total return**                      10.42%*        14.45%*        14.96%
---------------------------------------------------------------------------
Ratio of total expenses to
average net assets                   1.00%*         1.00%*         1.00%*+
---------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                           1.99%*         2.03%*         2.31%*+
---------------------------------------------------------------------------
Portfolio turnover rate             40.0%          19.8%          12.5%+
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $ 43,248       $ 33,767       $ 17,714
---------------------------------------------------------------------------
     ** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
     * Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through 2/28/01.
     +    Annualized

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Tax-Efficient Growth Fund
---------------------------------------
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                                                       7/30/99
                                                       Through
                                                       2/29/00
NET ASSET VALUE
Beginning of period                                   $  10.00
------------------------------------------------------------------
Investment activities
 Net investment income (loss)                            (0.01)*
 Net realized and
 unrealized gain (loss)                                   1.04
------------------------------------------------------------------
 Total from
 investment activities                                    1.03
------------------------------------------------------------------
NET ASSET VALUE
End of period                                         $  11.03

Ratios/Supplemental=Data==========================================
Total return**                                           10.30%*
------------------------------------------------------------------
Ratio of total expenses to
average net assets                                        1.10%*+
------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                                               (0.11)%*+
------------------------------------------------------------------
Portfolio turnover rate                                  23.4%+
------------------------------------------------------------------
Net assets, end of period
(in thousands)                                        $ 72,336
------------------------------------------------------------------
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
* Excludes expenses in excess of a 1.10% voluntary expense limitation in effect through 2/28/01.
+    Annualized

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Tax-Efficient Balanced Fund
-----------------------------------------                    February 29, 2000
STATEMENT OF NET ASSETS
-----------------------
                                                        Shares/Par     Value
                                                             In thousands
COMMON STOCKS  48.8%
FINANCIAL==8.0%==============================================================
Banks  3.8%
Bank of New York                                            3,300   $    110
-----------------------------------------------------------------------------
Citigroup                                                   7,125        368
-----------------------------------------------------------------------------
Mellon Financial                                            7,000        211
-----------------------------------------------------------------------------
Northern Trust                                              6,000        339
-----------------------------------------------------------------------------
State Street                                                3,200        233
-----------------------------------------------------------------------------
U.S. Trust                                                  1,500        208
-----------------------------------------------------------------------------
Wells Fargo                                                 5,100        169
-----------------------------------------------------------------------------
                                                                       1,638
-----------------------------------------------------------------------------
Financial Services  2.8%
American Express                                            2,600        349
-----------------------------------------------------------------------------
Fannie Mae                                                  6,900        366
-----------------------------------------------------------------------------
Freddie Mac                                                 6,500        271
-----------------------------------------------------------------------------
Marsh & McLennan                                            2,950        228
-----------------------------------------------------------------------------
                                                                       1,214
-----------------------------------------------------------------------------
Life & Health Insurance  0.1%
American General                                              600         31
-----------------------------------------------------------------------------
                                                                          31
-----------------------------------------------------------------------------
Property & Casualty Insurance  0.6%
AMBAC                                                         700         31
-----------------------------------------------------------------------------
American International Group                                2,406        213
-----------------------------------------------------------------------------
                                                                         244
-----------------------------------------------------------------------------

Securities & Asset Management  0.7%
Charles Schwab                                              6,150        257
-----------------------------------------------------------------------------
Franklin Resources                                          1,800         49
-----------------------------------------------------------------------------
                                                                         306
-----------------------------------------------------------------------------
Total Financial                                                        3,433
-----------------------------------------------------------------------------

CONSUMER=NONDURABLES==2.5%===================================================
Home Products  1.1%
Avon                                                        1,700         46
-----------------------------------------------------------------------------
Colgate-Palmolive                                           3,200        167
-----------------------------------------------------------------------------
Gillette                                                    1,000         35
-----------------------------------------------------------------------------
Procter & Gamble                                            2,600        229
-----------------------------------------------------------------------------
                                                                         477
-----------------------------------------------------------------------------
Beverages  0.5%
Coca-Cola                                                   3,300   $    160
-----------------------------------------------------------------------------
PepsiCo                                                     2,200         71
-----------------------------------------------------------------------------
                                                                         231
-----------------------------------------------------------------------------
Food  0.5%
General Mills                                                 900         29
-----------------------------------------------------------------------------
Sysco                                                       3,500        115
-----------------------------------------------------------------------------
Wrigley                                                       900         61
-----------------------------------------------------------------------------
                                                                         205
-----------------------------------------------------------------------------
Apparel & Textiles  0.1%
NIKE (Class B)                                              1,900         54
-----------------------------------------------------------------------------
                                                                          54
-----------------------------------------------------------------------------
Liquor  0.3%
Anheuser-Busch                                              1,700        109
-----------------------------------------------------------------------------
                                                                         109
-----------------------------------------------------------------------------
Total Consumer Nondurables                                             1,076
-----------------------------------------------------------------------------

TECHNOLOGY==22.2%============================================================
Electronics Equipment  0.9%
Corning                                                     1,500        282
-----------------------------------------------------------------------------
Molex (Class A)                                             2,150         91
-----------------------------------------------------------------------------
                                                                         373
-----------------------------------------------------------------------------
Communications Equipment  2.6%
LM Ericsson (Class B) ADR                                   4,300        413
-----------------------------------------------------------------------------
Lucent Technologies                                         5,500        327
-----------------------------------------------------------------------------
Motorola                                                    1,200        204
-----------------------------------------------------------------------------
Nokia ADR                                                     400         79
-----------------------------------------------------------------------------
Tellabs *                                                   2,200        106
-----------------------------------------------------------------------------
                                                                       1,129
-----------------------------------------------------------------------------
Semiconductors  7.6%
Altera *                                                    4,600        367
-----------------------------------------------------------------------------
Intel                                                       8,400        950
-----------------------------------------------------------------------------
Linear Technology                                           4,200        441
-----------------------------------------------------------------------------
Maxim Integrated Products *                                 9,400        628
-----------------------------------------------------------------------------
Texas Instruments                                           3,600        599
-----------------------------------------------------------------------------
Xilinx *                                                    4,000        319
-----------------------------------------------------------------------------
                                                                       3,304
-----------------------------------------------------------------------------
Miscellaneous Computer Hardware  1.5%
EMC *                                                       2,200   $    262
-----------------------------------------------------------------------------
Pitney Bowes                                                1,000         49
-----------------------------------------------------------------------------
Symbol Technologies                                         3,450        328
-----------------------------------------------------------------------------
                                                                         639
-----------------------------------------------------------------------------

Computer Software  3.9%
BMC Software *                                              1,400         64
-----------------------------------------------------------------------------
Computer Associates                                         3,400        219
-----------------------------------------------------------------------------
Microsoft *                                                 8,400        750
-----------------------------------------------------------------------------
Oracle *                                                    8,850        657
-----------------------------------------------------------------------------
                                                                       1,690
-----------------------------------------------------------------------------
Information Services  0.4%
Automatic Data Processing                                   3,800        166
-----------------------------------------------------------------------------
                                                                         166
-----------------------------------------------------------------------------
Computer Communications Equipment  2.1%
Cisco Systems *                                             6,750        892
-----------------------------------------------------------------------------
                                                                         892
-----------------------------------------------------------------------------
Computer Makers  2.7%
Dell Computer *                                             4,500        184
-----------------------------------------------------------------------------
Hewlett-Packard                                             4,700        632
-----------------------------------------------------------------------------
Sun Microsystems *                                          3,800        362
-----------------------------------------------------------------------------
                                                                       1,178
-----------------------------------------------------------------------------
Semiconductor Capital Equipment  0.5%
Applied Materials *                                         1,300        238
-----------------------------------------------------------------------------
                                                                         238
-----------------------------------------------------------------------------
Total Technology                                                       9,609
-----------------------------------------------------------------------------

BASIC=MATERIALS==0.6%========================================================
Forest Products and Paper  0.3%
Kimberly-Clark                                              2,100        109
-----------------------------------------------------------------------------
                                                                         109
-----------------------------------------------------------------------------
Chemicals  0.3%
Ecolab                                                      1,500         42
-----------------------------------------------------------------------------
Illinois Tool Works                                         1,300         67
-----------------------------------------------------------------------------
Valspar                                                     1,000         33
-----------------------------------------------------------------------------
                                                                         142
-----------------------------------------------------------------------------
Total Basic Materials                                                    251
-----------------------------------------------------------------------------

BUSINESS=SERVICES==1.6%======================================================
Industrial  0.5%
Cintas                                                      1,500   $     60
-----------------------------------------------------------------------------
DeVry *                                                     3,400         61
-----------------------------------------------------------------------------
Robert Half International *                                 2,000         85
-----------------------------------------------------------------------------
                                                                         206
-----------------------------------------------------------------------------
Business Services  0.3%
IMS Health                                                  2,800         57
-----------------------------------------------------------------------------
Paychex                                                     2,100        105
-----------------------------------------------------------------------------
                                                                         162
-----------------------------------------------------------------------------
Advertising  0.8%
Interpublic Group                                           2,800        112
-----------------------------------------------------------------------------
Omnicom                                                     1,600        151
-----------------------------------------------------------------------------
Young & Rubicam                                             1,500         76
-----------------------------------------------------------------------------
                                                                         339
-----------------------------------------------------------------------------
Total Business Services                                                  707
-----------------------------------------------------------------------------

HEALTH=CARE==5.5%============================================================
Drugs  4.3%
American Home Products                                      3,300        143
-----------------------------------------------------------------------------
Amgen *                                                     2,700        184
-----------------------------------------------------------------------------
AstraZeneca Group ADR                                       2,100         70
-----------------------------------------------------------------------------
Bristol-Myers Squibb                                        4,900        278
-----------------------------------------------------------------------------
Eli Lilly                                                   1,700        101
-----------------------------------------------------------------------------
Glaxo Wellcome ADR                                          1,500         73
-----------------------------------------------------------------------------
Merck                                                       5,300        326
-----------------------------------------------------------------------------
Pfizer                                                      9,300        299
-----------------------------------------------------------------------------
Pharmacia & Upjohn                                          1,000         48
-----------------------------------------------------------------------------
Schering-Plough                                             3,600        126
-----------------------------------------------------------------------------
SmithKline Beecham ADR                                      1,600         90
-----------------------------------------------------------------------------
Warner-Lambert                                              1,700        145
-----------------------------------------------------------------------------
                                                                       1,883
-----------------------------------------------------------------------------

Medical Products  1.2%
Boston Scientific *                                         1,500         27
-----------------------------------------------------------------------------
Johnson & Johnson                                           3,100        223
-----------------------------------------------------------------------------
Medtronic                                                   5,200        252
-----------------------------------------------------------------------------
                                                                         502
-----------------------------------------------------------------------------
Total Health Care                                                      2,385
-----------------------------------------------------------------------------

RETAIL==3.0%=================================================================
Department Stores  1.0%
Wal-Mart                                                    8,300   $    404
-----------------------------------------------------------------------------
                                                                         404
-----------------------------------------------------------------------------
Specialty Retail  2.0%
Bed Bath & Beyond *                                         1,800         51
-----------------------------------------------------------------------------
CVS                                                         1,500         52
-----------------------------------------------------------------------------
Dollar General                                              3,925         82
-----------------------------------------------------------------------------
Home Depot                                                  4,700        272
-----------------------------------------------------------------------------
Tiffany & Company                                           3,600        231
-----------------------------------------------------------------------------
Walgreen                                                    3,400         88
-----------------------------------------------------------------------------
Williams-Sonoma *                                           3,200         99
-----------------------------------------------------------------------------
                                                                         875
-----------------------------------------------------------------------------
Total Retail                                                           1,279
-----------------------------------------------------------------------------

CONSUMER=DISCRETIONARY==2.9%=================================================
Restaurants  0.3%
McDonald's                                                  2,200         69
-----------------------------------------------------------------------------
Starbucks *                                                 2,600         92
-----------------------------------------------------------------------------
                                                                         161
-----------------------------------------------------------------------------
Entertainment  0.2%
Carnival (Class A)                                          3,200         92
-----------------------------------------------------------------------------
                                                                          92
-----------------------------------------------------------------------------

Publishing  0.5%
McGraw-Hill                                                 4,000        204
-----------------------------------------------------------------------------
                                                                         204
-----------------------------------------------------------------------------
Media  1.9%
AMFM *                                                        900         55
-----------------------------------------------------------------------------
CBS *                                                       4,500        268
-----------------------------------------------------------------------------
Clear Channel Communications *                              1,300         86
-----------------------------------------------------------------------------
Disney                                                      2,800         94
-----------------------------------------------------------------------------
Time Warner                                                 3,600        308
-----------------------------------------------------------------------------
                                                                         811
-----------------------------------------------------------------------------
Total Consumer Discretionary                                           1,268
-----------------------------------------------------------------------------

INDUSTRIAL==1.8%=============================================================
Defense & Aerospace  0.3%
Boeing                                                      3,100   $    114
-----------------------------------------------------------------------------
                                                                         114
-----------------------------------------------------------------------------
Heavy Electical Equipment  1.5%
GE                                                          4,900        648
-----------------------------------------------------------------------------
                                                                         648
-----------------------------------------------------------------------------
Total Industrial                                                         762
-----------------------------------------------------------------------------

TELECOMMUNICATIONS==0.5%=====================================================
Wireless Communications  0.5%
Vodafone Airtouch ADR                                       4,000        231
-----------------------------------------------------------------------------
Total Telecommunications                                                 231
-----------------------------------------------------------------------------

TRANSPORTATION==0.2%=========================================================
Trucking, Shipping, Air Freight  0.2%
Expeditors International of Washington                      2,200         83
-----------------------------------------------------------------------------
Total Transportation                                                      83
-----------------------------------------------------------------------------
Total Common Stocks (Cost  $11,536)                                   21,084

MUNICIPAL=BONDS==51.4%=======================================================

CONNECTICUT==1.0%============================================================
Connecticut Dev. Auth.
    Mystic Marinelife Aquarium
        6.875%, 12/1/17                               $   100,000         99
-----------------------------------------------------------------------------
Mashantucket
        5.50%, 9/1/28                                     200,000        170
-----------------------------------------------------------------------------
        5.75%, 9/1/27                                     200,000        177
-----------------------------------------------------------------------------
Total Connecticut (Cost  $458)                                           446
-----------------------------------------------------------------------------

DISTRICT=OF=COLUMBIA==0.4%===================================================
District of Columbia Hosp.
    Medlantic Healthcare Group
        5.25%, 8/15/19 (MBIA Insured)
        (Escrowed to Maturity)                        $   200,000   $    184
-----------------------------------------------------------------------------
Total District of Columbia (Cost  $188)                                  184
-----------------------------------------------------------------------------

FLORIDA==2.3%================================================================
Florida Board of Ed., GO, Capital Outlay
        5.00%, 6/1/03                                   1,000,000      1,008
-----------------------------------------------------------------------------
Total Florida (Cost  $1,021)                                           1,008
-----------------------------------------------------------------------------

GEORGIA==1.0%================================================================
Municipal Electric Auth. of Georgia
        Zero Coupon, 1/1/09                               585,000        341
-----------------------------------------------------------------------------
        5.70%, 1/1/19 (MBIA Insured)                      100,000         99
-----------------------------------------------------------------------------
Total Georgia (Cost  $458)                                               440
-----------------------------------------------------------------------------

HAWAII==0.5%=================================================================
Hawaii Dept. of Budget and Fin., Hawaiian Electric
        4.95%, 4/1/12 (MBIA Insured)                      250,000        237
-----------------------------------------------------------------------------
Total Hawaii (Cost  $250)                                                237
-----------------------------------------------------------------------------

ILLINOIS==4.1%===============================================================
Chicago Water, Capital Appreciation
        Zero Coupon, 11/1/11 (FGIC Insured)               500,000        258
-----------------------------------------------------------------------------
Illinois Health Fac. Auth., Resurrection Health Care
        VRDN (Currently 3.85%) (FSA Insured)              200,000        200
-----------------------------------------------------------------------------
Illinois HFA, Riverside Health Systems
        6.00%, 11/15/18                                   500,000        459
-----------------------------------------------------------------------------
Metropolitan Pier & Expo. Auth.
    McCormick Place Expedition Project
        5.25%, 12/15/28 (FGIC Insured)                  1,000,000        874
-----------------------------------------------------------------------------
Total Illinois (Cost  $1,914)                                          1,791
-----------------------------------------------------------------------------

INDIANA==0.5%================================================================
Goshen, Greencroft Obligation Group
        5.75%, 8/15/28                                $   250,000   $    197
-----------------------------------------------------------------------------
Total Indiana (Cost  $246)                                               197
-----------------------------------------------------------------------------

LOUISIANA==0.6%==============================================================
West Feliciana Parish, PCR, Entergy Gulf States
        5.65%, 9/1/28                                     250,000        248
-----------------------------------------------------------------------------
Total Louisiana (Cost  $250)                                             248
-----------------------------------------------------------------------------

MAINE==0.7%==================================================================
Maine Housing Auth., Mortgage Purchase
        5.70%, 11/15/15                                   300,000        289
-----------------------------------------------------------------------------
Total Maine (Cost  $301)                                                 289
-----------------------------------------------------------------------------

MASSACHUSETTS==3.0%==========================================================
Massachusetts, Municipal Wholesale Electric
        6.75%, 7/1/05 (MBIA Insured)                      250,000        265
-----------------------------------------------------------------------------
Massachusetts Water Pollution
        6.00%, 8/1/18                                   1,000,000      1,026
-----------------------------------------------------------------------------
Total Massachusetts (Cost  $1,281)                                     1,291
-----------------------------------------------------------------------------

MICHIGAN==4.5%===============================================================
Detroit School Dist., GO, 5.25%, 5/1/14 (FGIC Insured)    500,000        481
-----------------------------------------------------------------------------
Kalamazoo HFA, Bronson Methodist Hosp.
        5.50%, 5/15/12 (MBIAInsured)                      500,000        496
-----------------------------------------------------------------------------
Michigan Hosp. Fin. Auth., Ascension Health Credit
        5.20%, 11/15/33                                 1,000,000        990
-----------------------------------------------------------------------------
Total Michigan (Cost  $2,030)                                          1,967
-----------------------------------------------------------------------------

MISSISSIPPI==1.2%============================================================
Mississippi, GO, Capital Improvements
        5.00%, 11/1/05                                    515,000        514
-----------------------------------------------------------------------------
Total Mississippi (Cost  $537)                                           514
-----------------------------------------------------------------------------

NEVADA==1.1%=================================================================
Nevada Housing Division, Single Family Mortgage
        5.60%, 4/1/17                                 $   500,000   $    475
-----------------------------------------------------------------------------
Total Nevada (Cost  $500)                                                475
-----------------------------------------------------------------------------

NEW=JERSEY==1.5%=============================================================
New Jersey Economic Dev. Auth., Franciscan Oaks
        5.75%, 10/1/23                                    100,000         80
-----------------------------------------------------------------------------
New Jersey Housing and Mortgage Fin. Agency,
    Multi-Family
        5.55%, 11/1/09 (FSA Insured)                      260,000        262
-----------------------------------------------------------------------------
New Jersey Transportion Auth., Trust Fund
        4.50%, 6/15/00 (Escrowed to Maturity)             300,000        300
-----------------------------------------------------------------------------
Total New Jersey (Cost  $659)                                            642
-----------------------------------------------------------------------------

NEW=MEXICO==0.7%=============================================================
Farmington, PCR
        6.30%, 12/1/16                                    300,000        288
-----------------------------------------------------------------------------
Total New Mexico (Cost  $292)                                            288
-----------------------------------------------------------------------------

NEW=YORK==4.3%===============================================================
Dormitory Auth. of the State of New York
    Court Fac., Westchester County
        5.00%, 8/1/09                                     500,000        488
-----------------------------------------------------------------------------
    State Univ. Ed. Fac.
        5.40%, 5/15/23                                    250,000        225
-----------------------------------------------------------------------------
Long Island Power Auth.
        5.00%, 4/1/02                                     250,000        251
-----------------------------------------------------------------------------
New York City, GO
        7.50%, 2/1/01                                     100,000        103
-----------------------------------------------------------------------------
        7.625%, 2/1/15 (Prerefunded 2/1/02+)              235,000        251
-----------------------------------------------------------------------------
New York City Transitional Fin. Auth.
        5.75%, 11/15/20                                   500,000        488
-----------------------------------------------------------------------------
New York Thruway Auth., Local Highway and Bridge
        6.25%, 4/1/07 (Prerefunded 4/1/02+)                40,000         42
-----------------------------------------------------------------------------
Total New York (Cost  $1,889)                                          1,848
-----------------------------------------------------------------------------

NORTH=CAROLINA==0.7%=========================================================
North Carolina Eastern Municipal Power Agency
        6.00%, 1/1/05                                 $   300,000   $    303
-----------------------------------------------------------------------------
Total North Carolina (Cost  $304)                                        303
-----------------------------------------------------------------------------

PENNSYLVANIA==3.3%===========================================================
Beaver County IDA, PCR, Toledo Edison
        4.85%, 6/1/04                                     500,000        474
-----------------------------------------------------------------------------
Bucks County IDA, Chandler Hall
        6.30%, 5/1/29                                     250,000        213
-----------------------------------------------------------------------------
Montgomery County, HHEFA, Faulkeways at Gwynedd
        6.75%, 11/15/24                                   200,000        184
-----------------------------------------------------------------------------
Pennsylvania Intergovernmental Cooperative Auth.
        5.25%, 6/15/11 (FGIC Insured)                     545,000        536
-----------------------------------------------------------------------------
Total Pennsylvania (Cost  $1,472)                                      1,407
-----------------------------------------------------------------------------

SOUTH=CAROLINA==1.2%=========================================================
Connector 2000 Assoc., Greenville Toll Road
        Zero Coupon, 1/1/09                               500,000        254
-----------------------------------------------------------------------------
Piedmont Municipal Power Agency, Electric
        5.75%, 1/1/24                                     300,000        255
-----------------------------------------------------------------------------
Total South Carolina (Cost  $572)                                        509
-----------------------------------------------------------------------------

TENNESSEE==0.4%==============================================================
Tennessee, HDA, Homeownership
        Zero Coupon, 7/1/16                               500,000        183
-----------------------------------------------------------------------------
Total Tennessee (Cost  $199)                                             183
-----------------------------------------------------------------------------

TEXAS==7.8%==================================================================
Brazos River Auth., Reliant Energy
        5.20%, 12/1/18                                    500,000        493
-----------------------------------------------------------------------------
Dallas County Utility & Reclamation Dist.
        5.875%, 2/15/29 (AMBAC Insured)                 1,000,000        971
-----------------------------------------------------------------------------
Houston Water and Sewer System
        5.375%, 12/1/27 (FGIC Insured)                $ 1,000,000   $    902
-----------------------------------------------------------------------------
Texas, GO, TRAN, 4.50%, 8/31/00                         1,000,000      1,004
-----------------------------------------------------------------------------
Total Texas (Cost  $3,370)                                             3,370
-----------------------------------------------------------------------------

UTAH==2.0%===================================================================
Intermountain Power Agency
        5.375%, 7/1/08                                    850,000        847
-----------------------------------------------------------------------------
Total Utah (Cost  $854)                                                  847
-----------------------------------------------------------------------------

VIRGINIA==3.9%===============================================================
Henrico County IDA, Bon Secours Health
        6.00%, 8/15/16 (MBIA Insured)                     185,000        190
-----------------------------------------------------------------------------
Hopewell IDA, Westport Convalescent Center
        6.00%, 10/1/06                                    145,000        140
-----------------------------------------------------------------------------
Pocahontas Parkway Assoc., Toll Road
        Zero Coupon, 8/15/18                              900,000        222
-----------------------------------------------------------------------------
Virginia College Building Auth.,
     Washington and Lee Univ.
        5.25%, 1/1/31 (MBIA Insured)                      750,000        667
-----------------------------------------------------------------------------
Virginia HDA
        5.60%, 11/1/18                                    500,000        470
-----------------------------------------------------------------------------
Total Virginia (Cost  $1,866)                                          1,689
-----------------------------------------------------------------------------

WASHINGTON==0.2%=============================================================
Washington, GO, 5.375%, 9/1/02                            100,000        101
-----------------------------------------------------------------------------
Total Washington (Cost  $102)                                            101
-----------------------------------------------------------------------------

WEST=VIRGINIA==2.3%==========================================================
West Virginia, GO, 5.75%, 6/1/15                        1,000,000      1,004
-----------------------------------------------------------------------------
Total West Virginia (Cost  $1,036)                                     1,004
-----------------------------------------------------------------------------

WISCONSIN==1.1%==============================================================
Wisconsin HEFA, Childrens Hosp.
        5.625%, 2/15/15 (AMBAC Insured)                   500,000        493
-----------------------------------------------------------------------------
Total Wisconsin (Cost  $522)                                             493
-----------------------------------------------------------------------------

WYOMING==1.1%================================================================
Wyoming Community Dev. Auth., 5.70%, 12/1/35          $   500,000   $    463
-----------------------------------------------------------------------------
Total Wyoming (Cost  $500)                                               463
-----------------------------------------------------------------------------
Total Municipal Bonds (Cost 23,071)                                   22,234
=============================================================================


=Total=Investments=in=Securities=============================================
 100.2% of Net Assets (Cost  $34,607)                               $ 43,318

 Other Assets Less Liabilities                                           (70)
=============================================================================

 NET ASSETS                                                         $ 43,248
=============================================================================
 Net Assets Consist of:
 Accumulated net investment income -
     net of distributions                                           $     10
 Accumulated net realized gain/loss -
     net of distributions                                             (1,112)
 Net unrealized gain (loss)                                            8,711
 Paid-in-capital applicable to 3,143,187
     shares of $0.0001 par
     value capital stock outstanding;
     1,000,000,000 shares authorized                                  35,639
-----------------------------------------------------------------------------

 NET ASSETS                                                         $ 43,248
=============================================================================

 NET ASSET VALUE PER SHARE                                          $  13.76
=============================================================================

     *  Non-income producing
     +  Used in determining portfolio maturity
   ADR  American Depository Receipt
 AMBAC  AMBAC Indemnity Corp.
  FGIC  Financial Guaranty Insurance Company
   FSA  Financial Security Assurance Corp.
    GO  General Obligation
   HDA  Housing Development Authority
  HEFA  Health & Educational Facility Authority
   HFA  Health Facility Authority
 HHEFA  Health & Higher Educational Facility Authority
   IDA  Industrial Development Authority
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
  TRAN  Tax Revenue Anticipation Note
  VRDN  Variable Rate Demand Note


  The accompanying notes are an integral part of these financial statements.

#

================================================================================

T. Rowe Price Tax-Efficient Growth Fund
---------------------------------------                        February 29, 2000
PORTFOLIO OF INVESTMENTS
------------------------
                                                      Shares           Value
                                                           In thousands
COMMON STOCKS  99.3%
FINANCIAL==17.9%==============================================================
Banks  8.7%
Bank of New York                                      15,200   $         506
------------------------------------------------------------------------------
Citigroup                                             23,000           1,189
------------------------------------------------------------------------------
Mellon Financial                                      35,700           1,075
------------------------------------------------------------------------------
Northern Trust                                        18,400           1,039
------------------------------------------------------------------------------
State Street                                          12,700             926
------------------------------------------------------------------------------
US Trust                                               8,400           1,163
------------------------------------------------------------------------------
Wells Fargo                                           10,700             354
------------------------------------------------------------------------------
                                                                       6,252
------------------------------------------------------------------------------
Financial Services  6.6%
American Express                                       6,400             859
------------------------------------------------------------------------------
Equifax                                                7,000             148
------------------------------------------------------------------------------
Fannie Mae                                            26,500           1,404
------------------------------------------------------------------------------
Freddie Mac                                           35,500           1,482
------------------------------------------------------------------------------
Marsh & McLennan                                      11,500             890
------------------------------------------------------------------------------
                                                                       4,783
------------------------------------------------------------------------------
Life & Health Insurance  0.3%
American General                                       4,400             230
------------------------------------------------------------------------------
                                                                         230
------------------------------------------------------------------------------
Property & Casualty Insurance  1.6%
AMBAC                                                  6,700             295
------------------------------------------------------------------------------
American International Group                          10,000             884
------------------------------------------------------------------------------
                                                                       1,179
------------------------------------------------------------------------------

Securities & Asset Management  0.7%
Charles Schwab                                         5,500             230
------------------------------------------------------------------------------
Franklin Resources                                    10,400             283
------------------------------------------------------------------------------
                                                                         513
------------------------------------------------------------------------------
Total Financial                                                       12,957
------------------------------------------------------------------------------

TELECOMMUNICATIONS==0.8%======================================================
Wireless Telecommunications  0.8%
Vodafone Airtouch ADR                                 10,500             606
------------------------------------------------------------------------------
Total Telecommunications                                                 606
------------------------------------------------------------------------------

CONSUMER=NONDURABLES==7.2%====================================================
Home Products  2.6%
Avon                                                   9,000   $         243
------------------------------------------------------------------------------
Colgate-Palmolive                                      6,800             355
------------------------------------------------------------------------------
Gillette                                              14,300             504
------------------------------------------------------------------------------
Procter & Gamble                                       9,100             801
------------------------------------------------------------------------------
                                                                       1,903
------------------------------------------------------------------------------
Beverages  2.2%
Coca-Cola                                             16,300             790
------------------------------------------------------------------------------
PepsiCo                                               25,000             806
------------------------------------------------------------------------------
                                                                       1,596
------------------------------------------------------------------------------
Food  1.3%
General Mills                                         10,900             359
------------------------------------------------------------------------------
Sysco                                                 10,100             331
------------------------------------------------------------------------------
Wrigley                                                4,000             271
------------------------------------------------------------------------------
                                                                         961
------------------------------------------------------------------------------
Textiles and Apparel  0.4%
NIKE (Class B)                                         9,500             270
------------------------------------------------------------------------------
                                                                         270
------------------------------------------------------------------------------

Liquor  0.7%
Anheuser-Busch                                         7,700             494
------------------------------------------------------------------------------
                                                                         494
------------------------------------------------------------------------------
Total Consumer Nondurables                                             5,224
------------------------------------------------------------------------------

RETAIL==6.3%==================================================================
Department Stores  2.0%
Wal-Mart                                              30,000           1,461
------------------------------------------------------------------------------
                                                                       1,461
------------------------------------------------------------------------------
Specialty Retail  4.3%
Bed Bath & Beyond *                                   10,600             300
------------------------------------------------------------------------------
CVS                                                   11,000             385
------------------------------------------------------------------------------
Dollar General                                        15,500             325
------------------------------------------------------------------------------
Home Depot                                            18,300           1,058
------------------------------------------------------------------------------
Tiffany & Company                                      7,100             456
------------------------------------------------------------------------------
Walgreen                                              12,800             330
------------------------------------------------------------------------------
Williams-Sonoma *                                      7,500             232
------------------------------------------------------------------------------
                                                                       3,086
------------------------------------------------------------------------------
Total Retail                                                           4,547
------------------------------------------------------------------------------

TECHNOLOGY==37.9%=============================================================
Electronic Equipment  1.7%
Corning                                                4,500   $         846
------------------------------------------------------------------------------
Molex (Class A)                                        8,900             377
------------------------------------------------------------------------------
                                                                       1,223
------------------------------------------------------------------------------
Communications Equipment  5.1%
LM Ericsson (Class B) ADR                              9,200             883
------------------------------------------------------------------------------
Lucent Technologies                                   21,000           1,250
------------------------------------------------------------------------------
Motorola                                               4,500             767
------------------------------------------------------------------------------
Nokia ADR                                              2,500             496
------------------------------------------------------------------------------

Tellabs *                                              5,400             259
------------------------------------------------------------------------------
                                                                       3,655
------------------------------------------------------------------------------
Semiconductors  9.5%
Altera *                                              10,000             798
------------------------------------------------------------------------------
Intel                                                 23,000           2,599
------------------------------------------------------------------------------
Linear Technology                                      5,900             619
------------------------------------------------------------------------------
Maxim Integrated Products *                           10,000             668
------------------------------------------------------------------------------
Texas Instruments                                      8,300           1,382
------------------------------------------------------------------------------
Xilinx *                                              10,200             814
------------------------------------------------------------------------------
                                                                       6,880
------------------------------------------------------------------------------
Miscellaneous Computer Hardware  3.1%
EMC *                                                  6,500             773
------------------------------------------------------------------------------
Pitney Bowes                                           7,000             347
------------------------------------------------------------------------------
Symbol Technologies                                   12,100           1,151
------------------------------------------------------------------------------
                                                                       2,271
------------------------------------------------------------------------------
Computer Software  7.7%
BMC Software *                                         8,200             377
------------------------------------------------------------------------------
Computer Associates                                   12,800             823
------------------------------------------------------------------------------
Intuit *                                               3,000             157
------------------------------------------------------------------------------
Microsoft *                                           26,600           2,377
------------------------------------------------------------------------------
Oracle *                                              24,800           1,841
------------------------------------------------------------------------------
                                                                       5,575
------------------------------------------------------------------------------
Information Services  1.3%
Automatic Data Processing                             16,700             727
------------------------------------------------------------------------------
First Data                                             5,000             225
------------------------------------------------------------------------------
                                                                         952
------------------------------------------------------------------------------

Computer Communications Equipment  4.2%
Cisco Systems *                                       22,800           3,013
------------------------------------------------------------------------------
                                                                       3,013
------------------------------------------------------------------------------
Computer Makers  4.0%
Dell Computer *                                       20,500   $         836
------------------------------------------------------------------------------
Hewlett-Packard                                        8,200           1,103
------------------------------------------------------------------------------
Sun Microsystems *                                    10,200             972
------------------------------------------------------------------------------
                                                                       2,911
------------------------------------------------------------------------------
Semiconductor Capital Equipment  1.3%
Applied Materials *                                    5,000             915
------------------------------------------------------------------------------
                                                                         915
------------------------------------------------------------------------------
Total Technology                                                      27,395
------------------------------------------------------------------------------

BUSINESS=SERVICES==4.3%=======================================================
Business Services  1.2%
IMS Health                                            18,100             364
------------------------------------------------------------------------------
Paychex                                               10,500             526
------------------------------------------------------------------------------
                                                                         890
------------------------------------------------------------------------------
Industrial Services  1.6%
Cintas                                                 5,500             221
------------------------------------------------------------------------------
Devry *                                               18,900             341
------------------------------------------------------------------------------
Robert Half International *                           14,200             600
------------------------------------------------------------------------------
                                                                       1,162
------------------------------------------------------------------------------
Advertising  1.5%
Interpublic Group                                      8,900             358
------------------------------------------------------------------------------
Omnicom                                                3,800             358
------------------------------------------------------------------------------
Young & Rubicam                                        6,500             328
------------------------------------------------------------------------------
                                                                       1,044
------------------------------------------------------------------------------
Total Business Services                                                3,096
------------------------------------------------------------------------------

BASIC=MATERIALS==1.7%=========================================================
Chemicals  0.9%
Ecolab                                                 5,400             152
------------------------------------------------------------------------------
Illinois Tool Works                                    2,900             150
------------------------------------------------------------------------------
Valspar                                                9,700             318
------------------------------------------------------------------------------
                                                                         620
------------------------------------------------------------------------------
Forest Products & Paper  0.8%
Kimberly-Clark                                        11,100             574
------------------------------------------------------------------------------
                                                                         574
------------------------------------------------------------------------------
Total Basic Materials                                                  1,194
------------------------------------------------------------------------------

CONSUMER=DISCRETIONARY==6.7%==================================================
Restaurants  1.0%
McDonald's                                             7,400   $         233
------------------------------------------------------------------------------
Starbucks *                                           14,400             507
------------------------------------------------------------------------------
                                                                         740
------------------------------------------------------------------------------
Entertainment  0.3%
Carnival (Class A)                                     7,900             228
------------------------------------------------------------------------------
                                                                         228
------------------------------------------------------------------------------
Publishing  1.0%
McGraw-Hill                                           14,500             738
------------------------------------------------------------------------------
                                                                         738
------------------------------------------------------------------------------
Media  4.4%
AMFM *                                                 5,800             356
------------------------------------------------------------------------------
CBS *                                                 12,500             745
------------------------------------------------------------------------------
Clear Channel Communications *                         5,200             346
------------------------------------------------------------------------------
Disney                                                23,100             774
------------------------------------------------------------------------------
Time Warner                                           10,800             923
------------------------------------------------------------------------------
                                                                       3,144
------------------------------------------------------------------------------
Total Consumer Discretionary                                           4,850
------------------------------------------------------------------------------

INDUSTRIAL==2.7%==============================================================
Defense & Aerospace  0.4%
Boeing                                                 9,100             336
------------------------------------------------------------------------------
                                                                         336
------------------------------------------------------------------------------
Heavy Electical Equipment  2.3%
GE                                                    12,500           1,652
------------------------------------------------------------------------------
                                                                       1,652
------------------------------------------------------------------------------
Total Industrial                                                       1,988
------------------------------------------------------------------------------

HEALTH=CARE==13.4%============================================================
Drugs  9.7%
American Home Products                                16,700             726
------------------------------------------------------------------------------
Amgen *                                                6,800             464
------------------------------------------------------------------------------
AstraZeneca Group ADR                                  8,400             278
------------------------------------------------------------------------------
Bristol-Myers Squibb                                  12,600             716
------------------------------------------------------------------------------
Eli Lilly                                             10,500             624
------------------------------------------------------------------------------
Glaxo Wellcome ADR                                     6,700             327
------------------------------------------------------------------------------
Merck                                                 18,100           1,114
------------------------------------------------------------------------------
Pfizer                                                28,000   $         900
------------------------------------------------------------------------------
Pharmacia & Upjohn                                     5,500             262
------------------------------------------------------------------------------
Schering-Plough                                       15,000             523
------------------------------------------------------------------------------
SmithKline Beecham ADR                                 5,400             303
------------------------------------------------------------------------------
Warner-Lambert                                         9,200             787
------------------------------------------------------------------------------
                                                                       7,024
------------------------------------------------------------------------------
Medical Products  3.7%
Abbott Laboratories                                   13,400             439
------------------------------------------------------------------------------
Boston Scientific *                                   13,200             241
------------------------------------------------------------------------------
Guidant *                                              7,000             471
------------------------------------------------------------------------------
Johnson & Johnson                                     13,000             933
------------------------------------------------------------------------------
Medtronic                                             12,100             586
------------------------------------------------------------------------------
                                                                       2,670
------------------------------------------------------------------------------
Total Health Care                                                      9,694
------------------------------------------------------------------------------

TRANSPORTATION==0.4%==========================================================
Trucking, Shipping, Air Freight  0.4%
Expeditors International of Washington                 7,700             292
------------------------------------------------------------------------------
Total Transportation                                                     292
------------------------------------------------------------------------------
Total Common Stocks (Cost  $63,007)                                   71,843

SHORT-TERM=INVESTMENTS==0.8%==================================================
Money Market Funds  0.8%
Reserve Investment Fund, 5.97% #                     568,318             568
------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $568)                                568

=Total=Investments=in=Securities==============================================
 100.1% of Net Assets (Cost $63,575)                           $      72,411

 Other Assets Less Liabilities                                           (75)

 NET ASSETS                                                    $      72,336

     #  Seven-day yield
     *  Non-income producing
   ADR  American Depository Receipt

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Tax-Efficient Growth Fund
---------------------------------------                       February 29, 2000
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------                                In thousands
Assets
Investments in securities, at value (cost $63,575)              $     72,411
Securities lending collateral                                          9,306
Other assets                                                              71
-------------------------------------------------------------------------------
Total assets                                                          81,788
-------------------------------------------------------------------------------

Liabilities
Obligation to return securities lending collateral                     9,306
Other liabilities                                                        146
-------------------------------------------------------------------------------
Total liabilities                                                      9,452
-------------------------------------------------------------------------------
NET ASSETS                                                      $     72,336
Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions       $     (2,687)
Net unrealized gain (loss)                                             8,836
Paid-in-capital applicable to 6,560,956 shares of
     $0.0001 par value capital stock outstanding;
     1,000,000,000 shares authorized                                  66,187

NET ASSETS                                                      $     72,336

NET ASSET VALUE PER SHARE                                       $      11.03

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Tax-Efficient Funds
---------------------------------
STATEMENT OF OPERATIONS
-----------------------                                             In thousands
                                                       Balanced         Growth
                                                           Fund           Fund
                                                           ----           ----
                                                           Year        7/30/99
                                                          Ended        Through
                                                        2/29/00        2/29/00
                                                        -------        -------
  Investment Income (Loss)
  Income
   Interest                                          $    1,028    $        54
   Dividend                                                 157            298
   Securities lending                                         4              9
-------------------------------------------------------------------------------
   Total income                                           1,189            361
-------------------------------------------------------------------------------
  Expenses
   Investment management                                    200            192
   Custody and accounting                                    94             60
   Shareholder servicing                                     54             80
   Prospectus and shareholder reports                        18             16
   Legal and audit                                           18              7
   Directors                                                  6              3
   Registration                                               5              3
   Organization                                               -             39
   Miscellaneous                                              4              -
-------------------------------------------------------------------------------
   Total expenses                                           399            400
   Expenses paid indirectly                                  (1)             -
-------------------------------------------------------------------------------
   Net expenses                                             398            400
-------------------------------------------------------------------------------
  Net investment income (loss)                              791            (39)
-------------------------------------------------------------------------------
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on securities                   (612)        (2,687)
  Change in net unrealized gain or loss on securities     3,719          8,836
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                 3,107          6,149
-------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                             $    3,898    $     6,110

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Tax-Efficient Funds
---------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                               In thousands
                                                 Balanced Fund    Growth Fund
                                                 -------------    -----------
                                              Year                   7/30/99
                                             Ended                   Through
                                           2/29/00      2/28/99      2/29/00
  Increase (Decrease) in Net Assets
  Operations
    Net investment income (loss)          $    791     $    519    $     (39)
    Net realized gain (loss)                  (612)        (422)      (2,687)
    Change in net unrealized gain or loss    3,719        3,510        8,836
------------------------------------------------------------------------------
    Increase (decrease) in
    net assets from operations               3,898        3,607        6,110
------------------------------------------------------------------------------
  Distributions to shareholders
    Net investment income                     (834)        (536)           -
------------------------------------------------------------------------------
  Capital share transactions *
    Shares sold                             11,588       14,811       68,616
    Distributions reinvested                   702          450            -
    Shares redeemed                         (5,888)      (2,293)      (2,410)
    Redemption fees received                    15           14           20
------------------------------------------------------------------------------
    Increase (decrease) in
    net assets from capital
    share transactions                       6,417       12,982       66,226
------------------------------------------------------------------------------
  Net Assets
  Increase (decrease)
  during period                              9,481       16,053       72,336
  Beginning of period                       33,767       17,714            -
------------------------------------------------------------------------------
  End of period                           $ 43,248     $ 33,767    $  72,336

* Share information
    Shares sold                                881        1,242        6,786
    Distributions reinvested                    53           38            -
    Shares redeemed                           (445)        (188)        (225)
------------------------------------------------------------------------------
    Increase (decrease)
    in shares outstanding                      489        1,092        6,561

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Tax-Efficient Funds
---------------------------------                             February 29, 2000
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price Tax-Efficient Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Tax-Efficient Balanced Fund (the Balanced Fund) and the Tax-Efficient Growth Fund (the Growth Fund), diversified, open-end management investment companies, are two of the portfolios established by the corporation and commenced operations on June 30, 1997, and July 30, 1999, respectively.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

    ***********************************************************************
                                                      Balanced        Growth
                                                        Fund           Fund
                                                      --------        ------
Purchases                                        $  21,315,000    $74,048,000
Sales                                               15,252,000      8,354,000

    ***********************************************************************

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce each fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Consistent with its investment objective, the Growth Fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The Growth Fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the Growth Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At February 29, 2000, the value of loaned securities by the Growth Fund was $9,186,000; aggregate collateral consisted of $9,306,000 in the securities lending collateral pool. Other Purchases and sales of portfolio securities, other than short-term securities, for the period ended February 29, 2000, were as follows:

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 29, 2000, the Balanced Fund had capital loss carryforwards for federal income tax purposes of $1,112,000, of which $17,000 expires in 2006, $425,000 expires in 2007, and $670,000 expires in 2008. As of February 29, 2000, the Growth Fund had capital loss carryforwards for federal income tax purposes of $1,717,000, all of which expires in 2008. The funds intend to retain gains realized in future periods that may be offset by available capital loss carryforwards.

    ***********************************************************************
                                                      Balanced        Growth
                                                        Fund           Fund
                                                      --------        ------
Undistributed net investment income              $      11,000    $    39,000
Paid-in-capital                                        (11,000)       (39,000)

    ***********************************************************************

     In order for each fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the period ended February 29, 2000. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

    ***********************************************************************
                                                      Balanced        Growth
                                                        Fund           Fund
                                                      --------        ------
Appreciated investments                          $   9,826,000    $ 13,825,000
Depreciated investments                             (1,115,000)     (4,989,000)
Net unrealized gain (loss)                       $   8,711,000    $  8,836,000

    ***********************************************************************

     At February 29, 2000, the costs of investments for the Balanced Fund and Growth Fund for federal income tax purposes were substantially the same as for financial reporting and totaled $34,607,000 and $63,575,000, respectively. Net unrealized gain (loss) on investments were as follows:

NOTE 4 - RELATED PARTY TRANSACTIONS
-----------------------------------

     The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $19,000 and $40,000 were payable at February 29, 2000 by the Balanced Fund and Growth Fund, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.20% and 0.30% of average daily net assets for the Balanced Fund and Growth Fund, respectively, and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At February 29, 2000, and for the period then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 2001 for both the Balanced Fund and the Growth Fund, which would cause each fund's ratio of total expenses to average net assets to exceed 1.00% and 1.10%, respectively. Thereafter, through February 28, 2003, each fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.00% and 1.10%, respectively. Pursuant to these agreements, $6,000 and $32,000 of management fees were not accrued by the Balanced and Growth Funds, respectively, for the period ended February 29, 2000. Additionally, $200,000 of the Balanced Fund's unaccrued management fees and expenses from a previous agreement remains subject to reimbursement through February 28, 2001.

     In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Balanced Fund and Growth Fund incurred expenses pursuant to these related party agreements totaling approximately $110,000 and $104,000, respectively, for the period ended February 29, 2000, of which $10,000 and $1,000, respectively, were payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the Growth Fund for the period ended February 29, 2000, totaled $15,000 and are reflected as interest income in the accompanying Statement of Operations.

================================================================================

T. Rowe Price Tax-Efficient Funds
---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

To the Board of Directors of T. Rowe Price Tax-Efficient Funds, Inc., and Shareholders of T. Rowe Price Tax-Efficient Balanced Fund and
T. Rowe Price Tax-Efficient Growth Fund

     In our opinion, the accompanying statement of net assets (T. Rowe Price Tax-Efficient Balanced Fund) and the statement of asset and liabilities, including the portfolio of investments (T. Rowe Price Tax-Efficient Growth
Fund), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Tax-Efficient Balanced Fund and T. Rowe Price Tax-Efficient Growth Fund (comprising T. Rowe Price Tax-Efficient Funds, Inc., hereafter referred to as "the Funds") at February 29, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of their fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
March 17, 2000

================================================================================
T. Rowe Price Tax-Efficient Funds
---------------------------------
    TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/29/00
    ----------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The Balanced Fund's distributions to shareholders included $658,000 which qualified as exempt interest dividend.

     For corporate shareholders, $137,000 of the Balanced Fund's and $274,000 of the Growth Fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

================================================================================
For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with
your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or
obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions,  call 1-800-225-5132
or visit our Web site

Baltimore  Area
Downtown
101 East  Lombard  Street
Owings  Mills
Three Financial Center
4515  Painters  Mill Road

Boston  Area
386  Washington  Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard  Street,  Suite 270
Woodland  Hills

Tampa
4200 West Cypress  Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.        C119-050  2/29/00